Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2016
Summary Prospectus

Advisory Research, Inc. (ARI) is no longer allocated a portion of the fund's assets to manage.

At a special meeting of Strategic Advisers® Small-Mid Cap Fund, shareholders approved a new sub-advisory agreement with Geode Capital Management, LLC on behalf of the fund.

At a meeting held on September 7, 2016, the Board of Trustees approved the appointment of LSV Asset Management (LSV) as a new sub-adviser of the fund.

Effective July 29, 2016, RS Investment Management Co. LLC has been acquired by Victory Capital Management Inc. Accordingly, all references to RS Investment Management Co. LLC now refer to Victory Capital Management Inc.

The following information replaces the similar information found under the heading "Investment Adviser" in the "Fund Summary" section.

Strategic Advisers (the Adviser) is the fund's manager. Advisory Research, Inc. (ARI), AllianceBernstein L.P. (AB), Arrowpoint Asset Management, LLC (Arrowpoint), The Boston Company Asset Management, LLC (TBCAM), FIAM LLC (FIAM), Fisher Investments, Geode Capital Management, LLC (Geode), Invesco Advisers, Inc. (Invesco), J.P. Morgan Investment Management Inc. (JPMorgan), Kennedy Capital Management, Inc. (Kennedy Capital), LSV Asset Management (LSV), Neuberger Berman Investment Advisers LLC (NBIA), Portolan Capital Management, LLC (Portolan), Systematic Financial Management, L.P. (Systematic), and Victory Capital Management Inc. (Victory Capital) have been retained to serve as sub-advisers for the fund. ARI, FIAM, and Geode have not currently been allocated a portion of the fund's assets to manage.

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section.

Portfolio Manager(s)

Barry Golden (lead portfolio manager) has managed the fund since 2013.

Bruce Aronow (co-manager), Samantha Lau (co-manager), Wen-Tse Tseng (co-manager), and Kumar Kirpalani (co-manager) have co-managed AB's portion of the fund's assets since 2015.

Chad Meade (co-manager) and Brian Schaub (co-manager) have co-managed Arrowpoint's portion of the fund's assets since 2015.

David A. Daglio, CFA (lead portfolio manager) has managed TBCAM's portion of the fund's assets since 2014.

Aaron Anderson (co-manager), Ken Fisher (co-manager), William Glaser (co-manager), and Jeffery Silk (co-manager) have managed Fisher Investments' portion of the fund's assets since 2014.

Juliet S. Ellis (lead portfolio manager), Juan Hartsfield (portfolio manager), and Clay Manley (portfolio manager) have co-managed Invesco's portion of the fund's assets since 2010.

Don San Jose (portfolio manager) has managed JPMorgan's portion of the fund's assets since 2016.

Donald Cobin, CFA (portfolio manager) and Christian McDonald, CFA (assistant portfolio manager) have co-managed Kennedy Capital's portion of the fund's assets since 2012.

Guy Lakonishok, CFA, (co-manager), Josef Lakonishok (co-manager), Puneet Mansharamani, CFA (co-manager), Greg Sleight (comanager), and Menno Vermeulen, CFA (co-manager) have managed LSV’s portion of the fund’s assets since 2016.

Benjamin H. Nahum (portfolio manager) has managed NBIA's portion of the fund's assets since 2011.

George McCabe (portfolio manager) has managed Portolan's portion of the fund's assets since 2015.

Stephen J. Bishop (co-manager), Melissa Chadwick-Dunn (co-manager), and D. Scott Tracy (co-manager) have managed Victory Capital's portion of the fund's assets since 2013.

Christopher W. Clark (co-manager) has managed Victory Capital's portion of the fund's assets since 2014.

Ronald Mushock (lead portfolio manager) and D. Kevin McCreesh (co-portfolio manager) have co-managed Systematic's portion of the fund's assets since 2010.

SMC-SUM-17-01 1.9878687.103	March 16, 2017